ZTIF P1 08/22

SUPPLEMENT DATED AUGUST 10, 2022

TO THE PROSPECTUS DATED MAY 1, 2022

OF

INTERNATIONAL EQUITY SERIES

(a series of Templeton Institutional Funds)

The prospectus is amended as follows:

I. The portfolio management team under the “FUND SUMMARY – Portfolio Managers” section in the prospectus is replaced with the following:

Portfolio Managers

Peter A. Nori, CFA

Executive Vice President/Portfolio Manager-Research Analyst of Investment Counsel and portfolio manager of the Fund since 1999.

Matthew R. Nagle, CFA

Portfolio Manager of Investment Counsel and portfolio manager of the Fund since 2018.

Heather Waddell, CFA

Senior Vice President/Portfolio Manager-Research Analyst of Investment Counsel and portfolio manager of the Fund since March 2022.

II. The portfolio management team under the “Fund Details – Management” section in the prospectus is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in foreign markets. The portfolio managers of the Fund are as follows:

Peter A. Nori, CFA Executive Vice President/Portfolio Manager-Research Analyst of Investment Counsel
Mr. Nori has been a portfolio manager of the Fund since 1999 and lead portfolio manager since August 2022. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 1987.

Matthew R. Nagle, CFA Portfolio Manager of Investment Counsel
Mr. Nagle has been a portfolio manager of the Fund since 2018, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2003.

Heather Waddell, CFA  Senior Vice President/Portfolio Manager - Research Analyst of Investment Counsel
Ms. Waddell has been a portfolio manager of the Fund since March 2022, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton in 1996.

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Please keep this supplement with your prospectus for future reference.